Exhibit 10.05

CREDIT SUISSE ENERGY LLC 11 Madison Avenue Telephone 212-325-2000 New York, NY 10010 www.credit-suisse.com
3 September 2008

E1 Paso Electric Company

123 West Mills

E1 Paso, TX 79901

United States

Reference ID: ****

This confirmation letter shall confirm the Transaction agreed to on April 18, 2007 (Trade Date) between Credit Suisse Energy, LLC (“CSE”) and El Paso Electric Company (“Counterparty”) regarding the sale/purchase of the Product under the terms and conditions as follows:

This Confirmation amends, restates and supersedes in its entirety all Confirmations dated prior to the date hereof in respect of this Transaction.

Governing Agreement:	This transaction is governed by definitions and provisions of the Western Systems Power Pool Agreement (the “WSPP Agreement”), as such agreement may be amended from time to time, and as amended by CSE and Counterparty on July 3, 2006 and as further amended on December 11, 2006. In the event of any inconsistency between the WSPP Agreement and this Confirmation, this Confirmation will prevail.

Premium:	May 2007- April 2008, USD **** per Month
May 2008- April 2009, USD **** per Month
May 2009- April 2010, USD **** per Month

Premium Payment:	Twenty (20) calendar days following the end of each month in the Delivery Period, subject to adjustment in accordance with the following Business Day convention.

    Transaction #1

Type of Transaction:	Physically Settling Daily Heat Rate Call Option for Firm energy pursuant to Service Schedule C of the WSPP Agreement.

Buyer:	Counterparty

Seller:	CSE

Delivery Point(s):	Palo Verde (Peak 1, Peak 3, and Off-Peak)
Four Corners (Peak 2)

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Delivery Period:	May 1, 2007 (hour ending 0100 Pacific Prevailing Time (“PPT”))— September 30, 2008 and December 1, 2009—April 30, 2010 (hour ending 2400 PPT) Monday through Sunday, including North American Reliability Council (“NERC”) holidays (the “Contract Term 1”)

Delivery Hours:

Peak 1:	6 x 16, Monday through Saturdays excluding Sundays and NERC holidays, HE 0700—HE 2200, PPT.

Peak 2:	July 1, 2007 through September 30, 2007 and May through September each year of the Delivery Period thereafter, 6 x 16, Monday through Saturdays, HE 0700—HE 2200, excluding Sundays and NERC holidays PPT.

Peak 3:	1 x 16 Sundays and NERC holidays, HE 0700—HE 2200, Pacific Prevailing Time (PPT)

Off-Peak:	7 x 8, Monday through Sundays, HE 0100—HE 0600 and HE 2300-HE 2400, PPT.

Hourly Quantities:

Peak 1:	100 MW in such months where Peak 2 is inapplicable, otherwise 50 MW
Peak 2:	50 MW
Peak 3:	100 MW
Off-Peak:	50 MW

Total Quantity:	Up to 1,339,950 MWh

Strike Price:	Heat Rate * Gas Reference Price + USD ****

Gas Reference Price:	For each day of electric energy flow, **** for each such day ****.

Heat Rate:	**** MMBTU/MWh

Calculation Period:	Each month during the Contract Term 1.

Scheduling:	In accordance with Western Electric Coordinating Council (“WECC”) guidelines, Counterparty may schedule the Hourly Quantity in increments of 25 MW, up to the maximum quantity for each Hourly Quantity definition; provided, however, in respect of any delivery day, Counterparty shall not schedule any quantities that vary from hour-to-hour for any set of Delivery Hours on such particular delivery day. Should the Counterparty exercise any quantity during Peak 2, the exercisable quantity for Peak 1 shall be reduced by such amount that is exercised for Peak 2.

Option Exercise:	For option exercise call **** or **** prior to 6:30 AM PPT on the WECC Scheduling Day.

Transaction #2

Type of Transaction:	Firm energy pursuant to Service Schedule C of the WSPP Agreement.

Buyer:	Counterparty

Seller:	CSE

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Delivery Point:	Palo Verde

Delivery Period:	October 1, 2008 through November 30, 2009 (the “Contract Term 2”)

Delivery Hours:	7 x 16, Monday through Sundays including NERC holidays, HE 0700—HE 2200, PPT.

Hourly Quantities:	25 MW for all months except July and August whereby the volumes will be 50 MW.

Total Quantity:	194,800 MWh

Contract Price:	(Heat Rate *Fixed Gas Price) + USD ****

Heat Rate:	**** MMBtu/MWh

Fixed Gas Price:

Month	Fixed Gas Price

Oct-08	$ ****

Nov-08	$ ****

Dec-08	$ ****

Jan-09	$ ****

Feb-09	$ ****

Mar-09	$ ****

Apr-09	$ ****

May-09	$ ****

Jun-09	$ ****

Jul-09	$ ****

Aug-09	$ ****

Sep-09	$ ****

Oct-09	$ ****

Nov-09	$ ****

Calculation Period:	Each month during the Contract Term 2.

Scheduling:	In accordance with Western Electric Coordinating Council (“WECC”) guidelines,

Transaction #3

Type of Transaction:	Physically Settling Daily Heat Rate Call Option for Firm energy pursuant to Service Schedule C of the WSPP Agreement.

Buyer:	Counterparty

Seller:	CSE

Delivery Point(s):	Palo Verde (Peak 1, Peak 3, and Off-Peak)

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Four Corners (Peak 2)

Delivery Period:	Contract Term 2

Delivery Hours:	Peak 1: 6 x 16, Monday through Saturdays excluding Sundays and NERC holidays, HE 0700—HE 2200, PPT.

Peak 2: May through September each year of the Delivery Period 6 x 16, Monday through Saturdays, HE 0700-HE 2200, excluding Sundays and NERC holidays PPT.

Peak 3: 1 x 16 Sundays and NERC holidays, HE 0700—HE 2200, Pacific Prevailing Time (PPT).

Off-Peak: 7 x 8, Monday through Sundays, HE 0100—HE 0600 and HE 2300-HE 2400, PPT.

Hourly Quantities:	Peak l: 75 MW for January through April and October through December, 25 MW for May, June, and September, 0 MW for July and August.

Peak 2: 50 MW

Peak 3: 75 MW for all months except July and August whereby those months will be 50 MW

Off-Peak: 50 MW

Total Quantity:	Up to 656,850 MWh

Contract Price:	Heat Rate * Gas Reference Price + USD ****, subject to the Gas Price Ceiling below for up to a total 50 MW of Peak delivery hours (7x16) exercised during the Delivery Period. If the Gas Price Ceiling is effective then the price shall be Heat Rate * Gas Ceiling Price for the applicable month + USD ****.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Month	Gas Price Ceiling/ (per mmBtu

Oct-08	$ ****

Nov-08	$ ****

Dec-08	$ ****

Jan-09	$ ****

Feb-09	$ ****

Mar-09	$ ****

Apr-09	$ ****

May-09	$ ****

Jun-09	$ ****

Jul-09	$ ****

Aug-09	$ ****

Sep-09	$ ****

Oct-09	$ ****

Nov-09	$ ****

Gas Reference Price:	For each day of electric energy flow, **** for each such day ****.

Heat Rate:	**** MMBTU/MWh

Additional Option Premium:	**** per Month

Calculation Period:	Each month during the Contract Term 2.

Scheduling:	In accordance with Western Electric Coordinating Council (“WECC”) guidelines, Counterparty may schedule the Hourly Quantity in increments of 25 MW, up to the maximum quantity for each Hourly Quantity definition; provided, however, in respect of any delivery day, Counterparty shall not schedule any quantities that vary from hour-to-hour for any set of Delivery Hours on such particular delivery day. Should the Counterparty exercise any quantity during Peak 2, the exercisable quantity for Peak 1 shall be reduced by such amount that is exercised for Peak 2.

Option Exercise:	For option exercise call **** or **** prior to 6:30 AM PPT on the WECC Scheduling Day.

General Payment Terms:

Payment Terms:	Twenty (20) calendar days following the end of each month in the Delivery Period, subject to adjustment in accordance with the following Business Bay convention.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Special Conditions:

The Parties may agree to a fixed Gas Reference Price for Minimum Schedule Energy (as defined below) to be delivered and received during a specific calendar month(s). If the Parties agree to a fixed Gas Reference Price, Counterparty shall contemporaneously provide CSE a non-amendable schedule stating the minimum amount of energy (which in no event shall be less than 25 MW) to be delivered and received during all hours other than Off-Peak Hours during the applicable calendar month (the “Minimum Schedule Energy”). Upon verbal confirmation of the non-amendable schedule, Counterparty shall be deemed to have exercised the call option for the Minimum Schedule Energy for the calendar month, and the agreed fixed Gas Reference Price shall apply to all Minimum Schedule Energy scheduled for delivery and receipt in such calendar month. The variable Gas Reference Price described in the immediately preceding paragraph shall apply to all other energy (i.e., non- Minimum Schedule Energy) scheduled by Counterparty for delivery and receipt during such month. If the Parties are unable to agree upon a fixed Gas Reference Price for any particular month, the variable Gas Reference Price referenced in the Gas Reference Price paragraph shall apply to all energy scheduled by Counterparty for delivery and receipt during such month.

Please execute and return this Confirmation to us, or provide notice of a dispute of any terms, or request a correction of any error via fax at **** or via email to **** herein within five (5) Local Business Days of the date written above. Your failure to respond within such period shall not affect the enforceability of the Transaction as against you.

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****

Yours faithfully, Credit Suisse Energy LLC

By:	/s/ Dean Brier
Name: Dean Brier Title: Vice President

Confirmed as of the date first written above: El Paso Electric Company

By:	/s/ Steve Buraczyk
Name: Title:	Steve Buraczyk V.P., PM&F

****=Confidential treatment has been requested for the redacted portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Reference: ****